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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FIRST MARINER BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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January 13, 2010

Dear Stockholder:

        You are cordially invited to attend a Special Meeting of Stockholders of First Mariner Bancorp (the "Company") to be held at the CLARENCE "DU" BURNS ARENA located at 1301 South Ellwood Avenue, Baltimore, Maryland 21224 on Friday, February 12, 2010 at 7:00 a.m., local time.

        YOUR VOTE IS IMPORTANT.    As described in the attached Proxy Statement, First Mariner Bancorp has called this Special Meeting to ask our stockholders to vote on the following proposals: (i) to increase the number of shares of common stock authorized for issuance under our Articles of Incorporation; (ii) to amend our Articles of Incorporation to grant the Board of Directors the authority to affect a reverse stock split; (iii) to increase the number of shares issuable under the Company's 2004 Long Term Incentive Plan; and (iv) to grant management the authority to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes to approve proposals (i) through (iii). If stockholders do not approve proposal (i), it is unlikely that we will be able to raise sufficient capital as required by regulatory enforcement agreements that we have entered into with the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Office of the Commissioner of Financial Regulation for the State of Maryland, and consequently we could face negative regulatory consequences.

        ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO VOTE VIA THE INTERNET, BY TELEPHONE OR BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE SPECIAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,
EDWIN F. HALE, SR. Chairman of the Board of Directors

FIRST MARINER BANCORP
1501 S. CLINTON STREET
BALTIMORE, MARYLAND 21224

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME AND DATE	7:00 a.m. on Friday, February 12, 2010
PLACE	CLARENCE "DU" BURNS ARENA 1301 South Ellwood Avenue Baltimore, Maryland 21224
ITEMS OF BUSINESS	(1) The approval of an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 20,000,000 to 75,000,000;
(2)

The approval of an amendment to the Company's Articles of Incorporation to grant the Board of Directors the authority to affect a reverse stock split of the Company's outstanding shares of common stock;

(3) The approval of an amendment to the Company's 2004 Long Term Incentive Plan to increase the number of shares of common stock that may be issued under the Plan;
(4) To grant management the authority to adjourn the special meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals; and
(5) Such other business as may properly come before the meeting. The Board of Directors is not aware of any other business to come before the meeting.
RECORD DATE	In order to vote, you must have been a stockholder at the close of business on December 31, 2009.
PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card sent to you. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. Most holders will be able to vote by phone or Internet by following the instructions on their proxy form. If you need help in voting your shares or if you have any questions regarding the proposals, please call our proxy solicitor, Laurel Hill Advisory Group toll-free at 888-742-1305. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available on the Internet at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08777.

BY ORDER OF THE BOARD OF DIRECTORS
EUGENE A. FRIEDMAN Secretary
Baltimore, Maryland January 13, 2010

NOTE: Whether or not you plan to attend the special meeting, please vote via the Internet, by telephone or by marking, signing, dating and promptly returning the enclosed proxy card in the self-addressed, stamped envelope.

FIRST MARINER BANCORP

PROXY STATEMENT

GENERAL INFORMATION

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Mariner Bancorp to be used at the Special Meeting of Stockholders, which will be held at the CLARENCE "DU" BURNS ARENA located at 1301 South Ellwood Avenue, Baltimore, Maryland 21224 at 7:00 a.m., local time, on Friday, February 12, 2010. The accompanying notice of meeting, this proxy statement and proxy card are being first mailed to stockholders on or about January 12, 2010. In this proxy statement, we may also refer to First Mariner Bancorp as "First Mariner," the "Company," "we," "our" or "us."

        First Mariner is the holding company for First Mariner Bank. In this proxy statement, we may also refer to First Mariner Bank as the "Bank."

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDERS MEETING TO BE HELD ON FEBRUARY 12, 2010.

        The proxy statement and proxy card are available on the Internet at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08777.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

        You are entitled to vote your shares of First Mariner common stock, par value, $0.05 per share, that you owned as of December 31, 2009 (the "Record Date"). As of the close of business on December 31, 2009, there were 6,452,631 shares of common stock issued and outstanding. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

        You may own shares of First Mariner in one or more of the following ways:

  •
  Directly in your name as the stockholder of record; or

  •
  Indirectly through a broker, bank or other holder of record in "street name."

        If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting. Alternatively, you may be able to vote by phone or Internet by following the instructions on your proxy form.

        If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a proxy card or voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Mariner common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

        Quorum.    We will have a quorum and will be able to conduct the business of the meeting if the holders of at least a majority of the total number of shares of common stock outstanding and entitled to vote are present at the meeting, either in person or by proxy.

        Routine and Non-Routine Proposals.    Although our common stock is listed on the NASDAQ Global Market, the rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker, bank or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker, bank or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker, bank or other entity holding shares for an owner in street name is unable to vote on a particular proposal because the proposal is non-routine and has not received voting instructions from the beneficial owner. The proposals to be considered at the meeting are non-routine proposals under the rules of the New York Stock Exchange.

        How We Count Votes.    If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

        Votes Required for Proposals.    In voting on the amendment to the Company's Articles of Incorporation to increase the number of authorized shares, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of the amendment requires the affirmative vote of a majority of the votes eligible to be cast at the meeting. Abstentions and broker non-votes will have the effect of voting against this proposal.

        In voting on the amendment to the Company's Articles of Incorporation to grant the Board of Directors the authority to affect a reverse stock split of the Company's outstanding shares of common stock, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of the amendment requires the affirmative vote of a majority of the votes eligible to be cast at the meeting. Abstentions and broker non-votes will have the effect of voting against this proposal.

        In voting on the amendment to the Company's 2004 Long Term Incentive Plan (the "Plan") to increase the number of shares that may be issued under the Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of the amendment requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

        In voting on the proposal to grant management the authority to adjourn the meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Voting by Proxy

        The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of First Mariner common stock to be represented at the meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" the amendment to the Company's Articles of Incorporation to increase the number of authorized shares, a vote "FOR" the amendment to the Company's Articles of Incorporation to grant the Board the authority to affect a reverse stock split, a vote "FOR" the amendment to the Company's 2004 Long Term Incentive Plan and a vote "FOR" the proposal to grant management the authority to adjourn the meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals.

        If any matters not described in this proxy statement are properly presented at the meeting, the persons named in the proxy card will vote your shares as determined by a majority of the Board of Directors. If the meeting is postponed or adjourned, your First Mariner common stock may be voted by the persons named in the proxy card on the new Special Meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

        You may revoke your proxy at any time before the vote is taken at the meeting, regardless of whether you submitted your original proxy by mail, the Internet or telephone. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person. Attendance at the meeting will not in itself constitute revocation of your proxy.

        Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders' identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet or telephone voting are set forth on the enclosed proxy card. The deadline for voting by telephone or via the Internet is 11:59 p.m., Eastern time, on February 11, 2010.

 STOCK OWNERSHIP

        The following table sets forth, as of December 31, 2009, certain information as to the common stock beneficially owned by each of the Company's directors, and by all executive officers and directors of the Company as a group. Other than those persons listed below, the Company is not aware of any person or group that beneficially owned more than 5% of the common stock as of December 31, 2009.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Shares of Common Stock Outstanding(3)
Edwin F. Hale, Sr.(4)	1,452,316	21.70%
Barry B. Bondroff(5)	64,842	1.00
John Brown, III(6)	7,930	*
Robert Caret(7)	10,890	*
George H. Mantakos(8)	143,823	2.20
John P. McDaniel(9)	40,800	*
John J. Oliver, Jr.(10)	7,300	*
Patricia Schmoke, MD(11)	6,200	*
Hector Torres(12)	4,700	*
Michael R. Watson(13)	13,385	*
Anirban Basu(14)	2,600	*
Gregory A. Devou(15)	700	*
Mark A. Keidel(16)	90,877	1.40
All directors and executive officers as a group (13 persons)(17)	1,846,363	26.87

*
Less than 1%.

(1)
All executive officers and directors of the Company have the Company's address: 1501 S. Clinton Street, Baltimore, Maryland 21224.

(2)
In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from December 31, 2009. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares.

(3)
Based on 6,452,631 shares outstanding, plus the number of shares of Company common stock which such person or group of persons has the right to acquire within 60 days after December 31, 2009 by the exercise of stock options.

(4)
Includes 11,664 shares in his Individual Retirement Account, and options to purchase 240,000 shares. Mr. Hale has pledged 501,610 shares to secure indebtedness at other financial institutions.

(5)
Includes 39,242 shares in his Individual Retirement Account, and 10,450 shares held jointly with his wife, and options to purchase 15,150 shares.

(6)
Includes options to purchase 6,350 shares.

(7)
Includes options to purchase 1,950 shares.

(8)
Includes 34,900 shares held in his Individual Retirement Account, 11,650 held jointly with his wife, and options to purchase 75,000 shares.

(9)
Includes options to purchase 1,900 shares.

(10)
Includes options to purchase 7,150 shares.

(11)
Includes options to purchase 6,100 shares.

(12)
Includes options to purchase 4,100 shares.

(13)
Includes 1,435 shares held jointly with his wife and options to purchase 11,850 shares.

(14)
Includes options to purchase 500 shares.

(15)
Includes options to purchase 600 shares.

(16)
Includes options to purchase 47,000 shares.

(17)
Includes options to purchase 417,650 shares.

 ITEMS TO BE VOTED UPON BY STOCKHOLDERS

PROPOSAL 1—APPROVAL OF INCREASE OF AUTHORIZED SHARES

General

        The Company currently is authorized to issue 20,000,000 shares of common stock. The Company's Board of Directors recommends that stockholders approve an amendment to Article Sixth of the Company's Articles of Incorporation that would increase the authorized shares of common stock from 20,000,000 shares to 75,000,000 shares. If the amendment is approved by the Company's stockholders, Article Sixth of the Articles of Incorporation as amended will read as follows:

    SIXTH: The total number of shares of capital stock which the Corporation has authority to issue is seventy-five million (75,000,000) shares of Common Stock with par value of Five Cents ($.05) per share.

Background

        Like many financial institutions across the United States, our operations have been impacted by the current economic crisis. During our fiscal year ended December 31, 2008 and continuing in 2009, the economic crisis that was initially confined to residential real estate and subprime lending has evolved into a global economic crisis that has negatively impacted not only liquidity and credit quality but also economic indicators such as the labor market, the capital markets and real estate values. As a result of this significant downturn, we have been adversely affected by declines in the residential and commercial real estate market in our market area. The declining home prices, slowing economic conditions and increasing levels of delinquencies and foreclosures have negatively affected the credit performance of our residential real estate, commercial real estate and real estate acquisition and development loans, resulting in an increase in our level of nonperforming assets and loans past due 90 days or more and still accruing interest and charge-offs of problem loans. At the same time, competition among depository institutions in our markets for deposits and quality loans has increased significantly. These market conditions and the tightening of credit have led to increased deficiencies in our loan portfolio, a decreased interest margin, increased market volatility.

        During the nine months ended September 30, 2009, nonperforming assets and loans 90 days or more past due and still accruing interest increased $7.08 million, or 10.49% to $74.52 million. Nonperforming assets and loans 90 days or more past due and still accruing interest as a percentage of total assets increased during this period from 5.16% as of December 31, 2008 to 5.28% as of September 30, 2009. Our allowance for loan losses as a percentage of total loans decreased during this period from 1.71% as of December 31, 2008 to 1.23% as of September 30, 2009 and our allowance for loan losses as a percentage of nonperforming assets and loans 90 days or more past due and still accruing interest decreased from 33.68% as of December 31, 2008 to 22.20% as of September 30, 2009. The primary reason for the decrease was the removal of the allowance for loan losses of our subsidiary, Mariner Finance, LLC, which maintained an allowance for loan losses in excess of 4.5%.

        From December 31, 2007 to December 31, 2008, nonperforming assets and loans past due 90 days or more and still accruing interest increased $21.05 million, or 45.34%, to $67.44 million. Nonperforming assets and loans 90 days past due or more and still accruing interest as a percentage of total loans increased during this period from 3.72% at December 31, 2007 to 5.16% at December 31, 2008. In addition, our allowance for loan losses as a percentage of total loans increased during this period from 1.50% to 1.71% and our allowance for loan losses as a percentage of nonperforming loans and loans 90 days or more past due and still accruing interest increased from 44.66% to 33.68%.

        We recorded provisions for loan losses of $2.10 million and $8.36 million during the three and nine months ended September 30, 2009, respectively, and $14.78 million during the year ended December 31, 2008, which had a significant negative impact on our earnings.

        On September 18, 2009, First Mariner Bank entered into a Stipulation and Consent to the Issuance of an Order to Cease and Desist with the Federal Deposit Insurance Corporation (the "FDIC") and the Commissioner of Financial Regulation for the State of Maryland (the "Commissioner") whereby the Bank consented to the issuance of an Order to Cease and Desist (the "September Order") promulgated by the FDIC and the Commissioner without admitting or denying the alleged charges of unsafe or unsound banking practices.

        The September Order requires the Bank to adopt a plan to achieve and maintain a tier 1 leverage capital ratio of at least 7.5% of the Bank's total average assets and a total risk-based capital ratio of at least 11% of its total risk-weighted assets by June 30, 2010. The September Order also requires the Bank to adopt a plan to achieve and maintain its tier 1 leverage and total risk-based capital ratios at 6.5% and 10%, respectively, beginning on March 31, 2010. First Mariner Bank has presented a capital plan to the FDIC and the Commissioner detailing how it intends to achieve these capital thresholds by the required dates. At September 30, 2009, the Bank reported tier 1 leverage and total risk-based capital ratios of 5.4% and 8.4%, respectively.

        On November 24, 2009, First Mariner entered into a Written Agreement with the Board of Governors of the Federal Reserve System (the "FRB") which replaced the Company's existing Memorandum of Understanding with the Federal Reserve Bank of Richmond (the "FRB Agreement"). The original FRB Agreement required First Mariner to: (i) develop and implement a strategic business plan that includes (a) actions that will be taken to improve our operating performance and reduce the level of parent company leverage, (b) a comprehensive budget and an expanded budget review process, (c) a description of the operating assumptions that form the basis for major projected income and expense components and provisions needed to maintain an adequate loan loss reserve and (d) a capital plan incorporating all capital needs, risks and regulatory guidelines; and (ii) submit plans to improve enterprise-wide risk management and effectiveness of internal audit programs. First Mariner also agreed to provide the Federal Reserve Bank of Richmond with advance notice of any significant capital transactions. The new FRB Agreement (the "New FRB Agreement") prohibits First Mariner and the Bank from taking any of the following actions without the FRB's prior written approval: (i) declaring or paying any dividends; (ii) taking dividends from the Bank; (iii) making any distributions of interest, principal or other sums on First Mariner's subordinated debentures or trust preferred securities; (iv) incurring, increasing or guaranteeing any debt; or (v) repurchasing, redeeming any shares of its stock. Under the New FRB Agreement, First Mariner must submit a written plan to the FRB by January 23, 2010 to maintain sufficient capital, on a consolidated basis, such that First Mariner satisfies the FRB's requirements to be considered "adequately capitalized." To be considered adequately capitalized, First Mariner's consolidated tier 1 capital to total assets, tier 1 capital to risk-weighted assets and total capital to risk-weighted assets ratios at September 30, 2009 must be at least 4.0%, 4.0% and 8.0%, respectively. At September 30, 2009, those capital ratios were 2.4%, 2.7% and 5.4%.

        The failure to comply with the Cease and Desist Orders or the New FRB Agreement could result in the initiation of further enforcement action by the FDIC, the Commissioner or the FRB, including the imposition of civil monetary penalties, as well as the imposition of further operating restrictions. Our regulators also could direct us to seek a merger partner or possibly place the Bank in receivership.

        To address these challenges, the Company intends to raise capital by offering shares of common stock in a public offering and a non-public offering. In the public offering, we expect to give priority subscription rights to the Company's stockholders (the "Rights Offering"). Concurrently with the Rights Offering, the Company anticipates that it will sell shares of common stock in a non-public offering (the "Non-Public Offering"). The Rights Offering and the Non-Public Offering are referred to collectively herein as the "Stock Offerings."

        On December 8, 2009, the Company filed a Registration Statement on Form S-1 with the Securities and Exchange Commission registering shares of common stock to be sold in the Stock

Offerings. This Registration Statement has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. You may obtain a written prospectus for the offering meeting the requirements of Section 10 of the Securities Act of 1933, as amended, by writing to the Company, 1501 S. Clinton Street, Baltimore, Maryland 21224, Attention: Eugene A. Friedman, Secretary. This proxy statement is not an offer to sell or the solicitation of an offer to buy shares of our common stock or any other securities, including the rights or any shares of common stock issuable upon exercise of the rights. Offers and sales of common stock and common stock issuable upon exercise of the rights will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus.

        In order to complete the Stock Offerings and to provide additional authorized shares of common stock to meet additional future needs, it is necessary to increase the number of shares of common stock that the Company is authorized to issue as set forth in Proposal 1. This matter to be voted on at this Special Meeting is a critical component of the Company's capital plan.

        The Company believes that the issuance and sale of common stock in the Stock Offerings will constitute substantial progress in addressing the most significant concerns raised by our regulators, although our regulators have offered no assurance that these transactions will be sufficient to address their concerns. The Stock Offerings are critical components of the Company's capital plan, and the Company needs stockholder approval to complete them. In addition, the Company believes that if it is unable to complete the Stock Offerings, it will be substantially more likely to face negative regulatory consequences. Regulatory consequences could, among other things, result in the Bank's being required to seek a merger partner or undergo a voluntary liquidation. Such actions could have a material negative effect on the Company's business and financial condition and the value of its common stock.

        Due to the expected benefits that will result from the Stock Offerings and the adverse consequences the Company will face if these transactions are not completed, the Board recommends that the stockholders vote "FOR" Proposal 1.

Risk Factors—Risks Relating to Proposal 1

         If Proposal 1 is not approved, the Stock Offerings will not be completed and the Company would not be able to complete an offering of a sufficient number of shares to enable it to meet our regulatory capital requirements. As a result, our regulators may take further action against the Company and the Bank. Any such actions could have a material negative effect on the Company's business and the value of its common stock.

        We believe that the completion of the Stock Offerings will contribute materially to addressing the issues raised by our regulators, although our regulators have offered no assurance that these transactions will be sufficient to satisfy their concerns. If we are unable to consummate the Stock Offerings, we would be substantially more likely to face the negative regulatory consequences as described above from our regulators. Such action by our regulators could have a material negative effect on the Company's business and financial condition and the value of its common stock.

         Stockholders may face significant dilution as a result of the Stock Offerings.

        Other than stockholders who purchase sufficient shares of our common stock in the Rights Offering, including the exercise of over-subscription rights to the extent sufficient shares are available to maintain their proportionate ownership interest, the issuance of shares of our common stock in the Stock Offerings would dilute, and thereby reduce, each existing stockholder's proportionate ownership interest in our shares of common stock. The dilutive effect of the Stock Offerings may have an adverse impact on the market price of the Company's common stock.

         The Company could, as a result of the Stock Offerings or future investments in our common stock by 5% holders, experience an "ownership change" for tax purposes that could cause the Company to permanently lose a significant portion of its U.S. federal deferred tax assets.

        The completion of the Stock Offerings could cause us to experience an "ownership change" as defined for U.S. federal income tax purposes. Even if the completion of the Stock Offerings does not cause us to experience an "ownership change," the completion of the Stock Offerings materially increases the risk that we could experience an "ownership change" in the future. As a result, issuances or sales of common stock or other securities in the future (including common stock issued in the Stock Offerings), or certain other direct or indirect changes in ownership, could result in an "ownership change" under Section 382 of the Internal Revenue Code of 1986, as amended. In the event an "ownership change" were to occur, we could realize a permanent loss of a significant portion of our U.S. federal deferred tax assets and lose certain built-in losses that have not been recognized for tax purposes, including, for example, losses on existing nonperforming assets. The amount of the permanent loss would depend on the size of the annual limitation (which is, in part, a function of our market capitalization at the time of an ownership change) and the remaining carry-forward period (U.S. federal net operating losses generally may be carried forward for a period of 20 years). Any permanent loss would have a material adverse effect on our results of operations and financial condition.

        We have not established a valuation allowance against our U.S. federal deferred tax assets of September 30, 2009, as we believed, based on our analysis as of that date, that it was more likely than not that all of these assets would be realized. Section 382 of the Internal Revenue Code imposes restrictions on the use of a corporation's net operating losses, certain recognized built-in losses and other carryovers after an "ownership change" occurs. An "ownership change" is generally a greater than 50 percentage point increase by certain "5% stockholders" during the testing period, which is generally the three year-period ending on the transaction date. Upon an "ownership change," a corporation generally is subject to an annual limitation on its pre-change losses and certain recognized built-in losses equal to the value of the corporation's market capitalization immediately before the "ownership change" multiplied by the long-term tax-exempt rate (subject to certain adjustments). The annual limitation is increased each year to the extent that there is an unused limitation in a prior year. Since U.S. federal net operating losses generally may be carried forward for up to 20 years, the annual limitation also effectively provides a cap on the cumulative amount of pre-change losses and certain recognized built-in losses that may be utilized. Pre-change losses and certain recognized built-in losses in excess of the cap are effectively lost.

        The relevant calculations under Section 382 of the Internal Revenue Code are technical and highly complex. The Stock Offerings, combined with other ownership changes in recent years, could cause First Mariner to experience an "ownership change." As of September 30, 2009, our deferred tax assets reflected on our balance sheet were $28.5 million. If an "ownership change" were to occur, we believe we could permanently lose the ability to realize a portion of these assets, resulting in reduction to our total stockholders' equity. This could also decrease the Bank's regulatory capital. We do not believe, however, that any such decrease in regulatory capital would be material because, among other things, only a small portion of the federal deferred tax assets is currently included in the Bank's regulatory capital.

Reasons for Request for Stockholder Approval

        As of December 31, 2009, there were 6,452,631 shares of common stock outstanding. An additional 668,593 shares were reserved for issuance pursuant to equity compensation plans of the Company. The Company needs to increase the number of shares of common stock it is authorized to issue in order to complete the Stock Offerings as currently proposed.

        In addition to receiving authorization for the issuance of shares in the Stock Offerings, the Board of Directors wishes to have available for issuance a number of authorized shares of common stock that will be adequate to provide for future stock issuances to meet future capital needs. The additional authorized shares would be available for issuance from time to time at the discretion of the Board of Directors, without further stockholder action except as may be required for a particular transaction by law, the regulations of NASDAQ or other agreements and restrictions. The shares would be issuable for any proper corporate purpose, including future acquisitions, capital-raising transactions consisting of equity or convertible debt, stock splits or issuances under current and future stock plans. The Board of Directors believes that these additional shares will provide the Company with needed flexibility to issue shares in the future without the potential expense and delay incident to obtaining stockholder approval for a particular issuance.

Consequences if the Increase in Authorized Shares is Not Approved by the Stockholders

        If the stockholders do not approve the increase in the number of shares of common stock authorized for issuance under our Articles of Incorporation, we will not be able to complete the Stock Offerings, and it is unlikely that we will be able to raise sufficient capital as required by the September Order. In such event, our regulators may take steps to require the Bank to liquidate or direct it to merge with another financial institution. Further, the FDIC and the Commissioner could place the Bank into receivership with the FDIC. In addition, in the short term, we may be required to seek alternative sources of capital and liquidity to satisfy our ongoing operations and we may not be able to obtain such alternative sources of capital and liquidity on commercially reasonable terms, if at all. If we were unable to generate additional capital and liquidity it will likely have a material adverse impact on our financial condition and will likely adversely affect the price of our common stock.

        If approved, the increase in authorized common stock will provide sufficient authorized shares to allow the Company to complete the Stock Offerings. It would also give the Company the ability to issue shares for other general corporate purposes. As a result of the Stock Offerings, the Company's existing stockholders may incur substantial dilution to their voting interests and may own a smaller percentage of the Company's outstanding common stock. The dilutive effect of the Stock Offerings may have an adverse impact on the market price of the Company's common stock. Additional issuances of common stock would further dilute the interests of existing stockholders.

        Approval of the amendment to the Company's Articles of Incorporation would in certain circumstances permit such actions to be taken without the delays and expense associated with obtaining stockholder approval at that time, except to the extent required by applicable state law or stock exchange listing requirements for the particular transaction. Although the availability of additional shares of stock provides flexibility in carrying out corporate purposes, the increase in the number of shares of authorized stock could make it more difficult for a third party to acquire a majority of the Company's outstanding voting stock and could also result in the issuance of a significant number of shares to one or more investors in transactions that may not require stockholder approval. For more information regarding dilution to stockholders, see "Overview of Proposal 1—Risk Factors Relating to Proposal 1—Stockholders may face significant dilution as a result of the Stock Offerings."

Recommendation

        The Board of Directors believes that the amendment is in the best interests of the stockholders of the Company. The Board of Directors recommends that stockholders vote "FOR" the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized shares of common stock.

 PROPOSAL 2—AUTHORIZE BOARD OF DIRECTORS TO AFFECT A REVERSE STOCK SPLIT

General

        Under Maryland law, unless the Articles of Incorporation provide otherwise, the board of directors of a Maryland corporation may amend the Articles of Incorporation, with the approval of a majority of the board of directors and without action by stockholders, to affect a reverse stock split that results in a combination of shares of stock at a ratio of not more than 10 shares of stock into one share of stock in any 12-month period. However, the Company's Articles of Incorporation currently require the affirmative vote of a majority of the votes eligible to be cast in order to approve any amendment to the Articles of Incorporation which would include a reverse stock split. The Company's Board of Directors recommends that stockholders approve an amendment to Article Eighth of the Articles of Incorporation which would grant the Board of Directors the authority to amend the Articles of Incorporation without stockholder action to affect a reverse stock split of the Company's outstanding shares of common stock in the manner and to the extent contemplated by Maryland law. If the amendment is approved by the Company's stockholders, Article Eighth, paragraph (4) of the Articles of Incorporation, as amended, will read as follows:

  (4)
  With respect to:

    (a)    the amendment of the Charter of the Corporation; and

    (b)    the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; such action shall be effective and valid if taken or approved by an affirmative vote of the holders of record of a majority of the shares of capital stock of the Corporation entitled to vote thereon, after due authorization and/or approval and/or advice of such action by the Board of Directors as required by law, notwithstanding any provision of law requiring any action to be taken or authorized other than as provided in this Article EIGHTH, paragraph (4); provided however, that the Board of Directors may amend the Charter, with the approval of a majority of the Board of Directors and without stockholder action, to affect a reverse stock split to the extent permitted, by action of the Board of Directors without stockholder action, under Maryland law.

Reasons for Request for Stockholder Approval

        The Company's common stock is listed on the NASDAQ Global Market. NASDAQ Listing Rule 5450(a)(1) ("Rule 5450") requires listed securities to maintain a minimum bid price of $1.00 per share. On December 10, 2009, NASDAQ notified the Company that the bid price of its common stock had failed to meet this $1.00 threshold requirement for 30 consecutive business days prior to the notification. As a result, a deficiency exists with regard to the listing requirement and the Company's common stock may be subject to delisting as more fully described below under "—Consequences if the Board is Not Authorized to Affect a Reverse Stock Split."

        In order to minimize the risk of delisting as a result of a failure to satisfy Rule 5450, the Board of Directors desires the authority to amend the Company's Articles of Incorporation, with the approval of a majority of the Board of Directors and without stockholder action, to affect a reverse stock split as permitted under the Maryland General Corporation Law (the "MGCL"). In the event it determines that a reverse stock split would be in the best interests of the Company, such authority to amend the Articles of Incorporation would alleviate the need to seek stockholder approval for such a reverse stock split and permit the Board to take action on a timely and cost-effective basis to regain compliance with Rule 5450 within the prescribed timeframes. The Board of Directors of the Company has not determined at this time whether to affect a reverse stock split.

        A reverse stock split occurs when the Company reduces the number of its shares outstanding by exchanging one new share of common stock for a larger number of existing shares. For example, in a one-for-ten reverse stock split, a stockholder would receive one new share of common stock for each 10 shares of old common stock owned. Any fraction of a share remaining may either be paid out in cash at a price established by the Company or rounded up to the next whole share. Generally, in a one-for-ten reverse stock split, any stockholder owning fewer than 10 shares of common stock would receive only cash in exchange for the fractional share interest created by the reverse stock split. An effect of a reverse stock split in this example would be to eliminate all stockholders who own fewer than 10 shares. Pursuant to the proposed amendment to Article Eighth and as required by the MGCL, a reverse stock split that results in a combination of shares of common stock at a ratio of more than 10 shares into one share of common stock would continue to require stockholder approval.

        Reducing the number of outstanding shares of our common stock through a reverse stock split would be intended, absent other factors, to increase the per share market price of our common stock. Our Board of Directors believes that increasing the per share trading price of our common stock may be required to ensure the price is increased above, and remains above, the $1.00 bid price required by the NASDAQ listing standard. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that a reverse stock split would result in the intended benefits described above, that the market price of our common stock would increase following a reverse stock split, that the market price of our common stock would not decrease following a reverse stock split, or that we would otherwise be able to comply with applicable listing requirements. Additionally, we cannot give assurances that the market price per share of our common stock after a reverse stock split would increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after any reverse stock split may be lower than the total market capitalization before the reverse stock split.

Consequences if the Board is Not Authorized to Affect a Reverse Stock Split

        NASDAQ has provided the Company 180 calendar days, or until June 8, 2010, to regain compliance with Rule 5450. If, at any time before June 8, 2010, the bid price of the Company's common stock closes at $1.00 or more for a minimum of 10 consecutive business days, NASDAQ will provide written notification that the Company has achieved compliance with Rule 5450 and the Company's shares will continue to trade on The NASDAQ Global Market. If the Company does not regain compliance by June 8, 2010, the NASDAQ staff will provide written notification that the Company's securities will be delisted. Alternatively, if the Company does not meet the minimum bid requirement by June 8, 2010 but would otherwise meet all NASDAQ Capital Market initial inclusion requirements except bid price, the Company could apply to be listed on the NASDAQ Capital Market and the Company would have 180 additional days to regain compliance with the $1.00 minimum bid price requirement, which the Company would regain if the bid price of the Company's common stock closes at $1.00 per share or higher for a minimum of 10 consecutive business days. If the Company does not regain compliance with the minimum closing bid price requirement during this second 180-day compliance period, NASDAQ will provide written notice that the Company's securities will be delisted from the NASDAQ Capital Market. At such time, the Company would be entitled to appeal the delisting determination to a NASDAQ Listing Qualifications Panel.

        If the Company's common stock were delisted from the NASDAQ Global Market and the Company was unable to obtain or maintain listing on the NASDAQ Capital Market, the Company's common stock would likely still qualify to trade on the OTC Bulletin Board or on the "pink sheets" maintained by the National Quotation Bureau, Inc. The Board believes that in this event, stockholders would likely find it more difficult to obtain accurate quotations as to the price of the Company's common stock, the liquidity of the Company's stock would likely be reduced, making it difficult for stockholders to buy or sell the Company's stock at competitive market prices or at all, and support from institutional investors and/or market makers that currently buy and sell the Company's stock would likely decline further, possibly resulting in a further decrease in the trading price of the Company's common stock.

No Appraisal Rights

        Under the MGCL, stockholders are not entitled to exercise appraisal rights in connection with a reverse stock split, and the Company will not independently provide stockholders with any such right in the event of a reverse stock split.

Certain United States Federal Income Tax Consequences

        If a reverse stock split was authorized and affected by the Board of Directors, the following is a summary of certain United States federal income tax consequences that would be generally applicable to beneficial holders of shares of our common stock. This summary addresses only such stockholders who would hold their pre-reverse stock split shares as capital assets and would hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult his or her tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of a potential reverse stock split.

Exchange Pursuant to Reverse Stock Split

        No gain or loss would be recognized by a stockholder upon such stockholder's exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to a reverse stock split, except to the extent of cash, if any, received in lieu of fractional shares. See "—Cash in Lieu of Fractional Shares" below. The aggregate tax basis of the post-reverse stock split shares received in a reverse stock split, including any fractional share deemed to have been received, would be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares would include the holding period of the pre-reverse stock split shares.

Cash in Lieu of Fractional Shares

        A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss would constitute long-term capital gain or loss if the holder's holding period for such pre-reverse stock split shares exceeds one year at the time of the reverse stock split. Deductibility of capital losses by holders is subject to limitations.

Recommendation

        The Board of Directors believes that the amendment is in the best interests of the stockholders of the Company. The Board of Directors recommends that stockholders vote "FOR" the proposal to amend the Company's Articles of Incorporation to grant the Board of Directors the authority to affect a reverse stock split of the Company's common stock without stockholder action.

 PROPOSAL 3—APPROVAL OF INCREASE OF SHARES ISSUABLE UNDER 2004 LONG TERM INCENTIVE PLAN

Introduction

        First Mariner's stockholders are being asked to approve an amendment to the Company's 2004 Long Term Incentive Plan (the "Plan") to increase by 2,000,000 the number of shares of First Mariner common stock that the Company may issue under the Plan. Under the Plan, as amended and restated, the total shares available will equal 2,500,000, although awards for 305,643 of the 500,000 shares currently authorized under the Plan already have been granted. The Plan provides equity-based compensation through the grant of stock options, stock appreciation rights and restricted shares ("Grants"). The Company's Board of Directors adopted the amendment and restatement on November 24, 2009, subject to stockholder approval. If the stockholders do not approve the amended and restated plan, the Plan will remain in place in accordance with its terms prior to the amendment and restatement.

        The Company anticipates that, following the receipt of stockholder approval of the amendment to increase the number of shares available under the Plan, it will make Grants of restricted stock to eligible directors and officers in lieu of cash compensation. The Company also believes that an adequate reserve of shares available for issuance under the Plan is necessary to enable the Company to compete effectively with other financial institutions to attract and retain key personnel and to secure the services of experienced and qualified persons as directors. However, the Company has not made any specific determinations regarding the persons eligible to receive Grants, the size of Grants or the terms of Grants.

        A copy of the amended and restated Plan is attached to this proxy statement as Appendix A and is considered a part of this proxy statement. The following description of the Plan is a summary. Please refer to Appendix A for a complete description of the Plan and its terms.

Summary Of The Plan

Overview

        The Plan was established for the purpose of attracting, retaining and motivating select employees, officers, directors, advisors and consultants of the Company and its affiliates ("Eligible Persons") and to provide incentives and awards for superior performance, and continue to align the interests of employees with the interests of stockholders.

Administration of the Plan

        Our Compensation Committee, which is composed solely of independent directors, or such other committee as the Board of Directors may designate (the "Committee"), administers the Plan. The Committee has full authority to construe and interpret the Plan in order to carry out its provisions and purposes. The Committee has the authority to determine those eligible to receive Grants and to establish the terms and conditions of any Grants. The Committee also has the authority to determine the fair market value of shares issued pursuant to the Plan; to approve the forms of Award agreements; to prescribe, amend and rescind rules and procedures relating to the Plan and its administration; modify, cancel or waive the Company's rights with respect to any Grants; and to make all other interpretations and take all other actions the Committee may consider necessary or advisable to administer the Plan.

Shares Subject to the Plan

        The maximum number of shares of common stock that the Company may issue under the Plan is 2,500,000, of which 305,643 shares are subject to awards made to date. To the extent that any shares subject to a Grant are not issued because the Grant expires without having been exercised, is cancelled, forfeited or becomes unexercisable, or is settled without issuance of shares of common stock (including shares tendered to exercise outstanding options and shares tendered or withheld for taxes on Grants), such shares will be available again for Grants under the Plan.

Eligibility and Limitations of Grants

        The Committee may grant options that are intended to qualify as incentive stock options ("ISOs") only to employees, and may make all other Grants to Eligible Persons. Under the Plan, no individual may receive grants of options and SARs that exceed 250,000 shares.

Options

        Options granted under the Plan provide participants with the right to purchase shares of the Company's common stock. The Committee may grant options that are intended to qualify as ISOs, or options that are not intended to so qualify ("Non-ISOs"). The Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the fair market value of the shares on the option grant date).

Share Appreciation Rights (SARs)

        A share appreciation right generally permits a participant who receives it to receive, upon exercise, cash and/or shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs

        The exercise price of Non-ISOs and SARs may not be less than 100% of the fair market value on the grant date of the shares subject to the Grant. The exercise price of ISOs may not be less than 100% of the fair market value on the grant date of the underlying shares subject to the Grant (110% of the fair market value in the case of participants who own more than ten percent of our shares on the grant date).

Exercise of Options and SARs

        To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder's termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check, shares, and cashless exercise under a program the Committee approves.

        The term over which participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company's shares of common stock).

Restricted Shares

        Under the Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met. The Plan provides the Committee with discretion to determine the terms and conditions under which a participant's interests in such Grants becomes vested.

        Whenever shares are released pursuant to the vesting of restricted shares (or the shares underlying the restricted share units are issued), the participant will be entitled to receive additional shares that reflect any stock dividends that the Company's stockholders received between the date of the Grant and issuance or release of the shares. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company's stockholders during the same period.

Income Tax Withholding

        As a condition for the issuance of shares pursuant to Grants, the Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the Grant or the issuance of shares.

Transferability

        Grants may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members or related trusts.

Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

        The Committee may equitably adjust the number of shares covered by each outstanding Grant, and the number of shares that have been authorized for issuance under the Plan but as to which no Grants have yet been made or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Grant, as well as the price per share of common stock covered by each such outstanding Grant, to reflect any increase or decrease in the number of issued shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In such event, the Committee may provide in substitution for any or all outstanding options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection with the surrender of all options to be replaced. In any case such substitution of securities will not require the consent of any person who is granted options pursuant to the Plan.

        In addition, in the event of a Change in Control (as defined below), each outstanding Grant will be assumed or substituted with a substantially equivalent grant by the surviving or successor corporation upon the consummation of the transaction. However, to the extent outstanding Grants are neither being assumed nor replaced with substantially similar Grants, the Board of Directors has the discretion and authority to provide with respect to such Grant that (i) the vesting of such Grant shall accelerate so that the Grant shall vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that any repurchase right with respect to shares issued upon exercise of an Grant shall lapse, and (ii) the Company or the surviving or successor corporation shall pay cash or other consideration to participants in exchange for the satisfaction and cancellation of an outstanding Grant. A Change in Control is a change in control of more than 50% of any class of the Company's outstanding common stock.

        In the event a participant holding a Grant assumed or substituted by the successor corporation in a Change in Control is "Involuntarily Terminated" (as defined in the Plan) by the successor corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Grant held by the terminated participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options and SARs), and any repurchase right applicable to any shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant's termination.

        For purposes of the section of the Plan dealing with a Change in Control, Grants are considered assumed, without limitation, if each holder of a Grant would be entitled to receive upon exercise of the Grant the same number and kind of shares or other property, cash or securities as such holder would have been entitled to receive upon the consummation of the transaction if the holder had been, immediately prior to such consummation, the holder of the number of shares covered by the Grant at such time (after giving effect to any adjustments in the number of shares covered by the Grant as provided for in the Plan); provided that if such consideration received in the transaction is not solely common stock of the successor corporation, the Board of Directors may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Grant to be solely common stock of the successor corporation equal to the fair market value of the per share consideration received by holders of shares in the transaction.

        In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding Grant to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all Grants will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

Term of Plan; Amendments and Termination

        The term of the Plan is ten years from the date it was originally approved by the Board of Directors or March 16, 2014. The Board of Directors may, at any time amend, alter, suspend, discontinue or terminate the Plan, subject to applicable laws; provided that no amendment, suspension or termination of the Plan may materially and adversely affect any Grant already granted under the Plan, unless it relates to an adjustment pursuant to certain transactions that change the Company's capitalization or it is otherwise mutually agreed between the participant and the Committee. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof, without the written consent of the participant.

Federal Income Tax Consequences

        Under the Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to Grants (subject to the participant's overall compensation being reasonable, and to the discussion below with respect to Code Section 162(m)). For participants, the expected U.S. tax consequences of Grants are as follows:

        ISOs.    There are generally no federal income tax consequences to a participant or to the Company by reason of the grant or exercise of an ISO. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any. If a participant holds shares acquired through exercise of an ISO for two years or more from the date on which the option is granted and for more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on the disposition of such shares will be long-term capital gain or loss. Generally, if the participant disposes of the shares before the expiration of either of these holding periods, then at the time of disposition, the participant will realize taxable ordinary income equal to the lesser of: (i) the excess of the shares' fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale.

        Non-ISO's.    There are no tax consequences to the participant or to the Company by reason of the grant of a nonqualified stock option. Upon the exercise of a non-ISO, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the shares' fair market value on the exercise date over the exercise price. The Company is required to withhold, from regular wages, an amount based on the ordinary income recognized by the participant. Subject to the provisions of Code Section 162(m) and satisfaction of tax reporting requirements, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant. Upon subsequent disposition of the shares acquired upon exercise of a nonqualified stock option, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the nonqualified stock option. Such gain or loss will be long-term or short-term, depending on whether the shares were held for more than one year.

        Share Appreciation Rights.    A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or shares that the participant receives.

        Restricted Shares.    In general, a participant will not recognize income at the time of grant of restricted shares unless the participant elects with respect to restricted shares to accelerate income taxation to the date of the Grant. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of a Grant, a participant must recognize taxable compensation income equal to the value of any cash or shares that the participant receives when the Grant vests.

        Special Tax Provisions.    Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Grants in connection with a Change in Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code Section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Grants that are not "performance-based" within the meaning of Code Section 162(m) in certain circumstances.

Interest Of Certain Persons In Or In Opposition To Matters To Be Acted Upon

        All of the directors and executive officers of the Company are eligible to receive Grants under the Plan and, therefore, have an interest in the approval of the Plan because they could receive financial benefit under the Plan.

New Plan Benefits

        It is not possible to determine the future number of options to purchase common stock or the number of shares of restricted stock that will be awarded under the Plan to any particular individual.

Recommendation

        The Board of Directors believes that the amendment to the Company's 2004 Long Term Incentive Plan to increase the number of shares of Common Stock that may be issued under the Plan is in the best interests of the Company. The Board of Directors recommends a vote "FOR" the approval of the amendment to the Plan.

 PROPOSAL 4.—GRANT MANAGEMENT THE AUTHORITY TO ADJOURN THE SPECIAL MEETING IF THERE ARE INSUFFICIENT VOTES TO APPROVE THE FOREGOING PROPOSALS

Proposal

        If at the meeting, the number of shares of the Company's common stock present or represented and voting in favor of Proposals 1, 2 or 3 is insufficient to approve the Proposals, the Company's management may move to adjourn, postpone or continue the meeting in order to enable its Board of Directors to continue to solicit additional proxies in favor of Proposals 1, 2 or 3. In that event, you will be asked to vote only upon the adjournment, postponement or continuation proposal and not on any other Proposals.

        In this proposal, the Company is asking you to authorize the holder of any proxy solicited by its Board of Directors to vote in favor of adjourning, postponing or continuing the meeting and any later adjournments. If the Company's stockholders approve the adjournment proposal, the Company could adjourn, postpone or continue the meeting, and any adjourned session of the meeting, to use the additional time to solicit additional proxies in favor of Proposals 1, 2 or 3, including the solicitation of proxies from stockholders that have previously voted against the Proposals. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against the other Proposals have been received, the Company could adjourn, postpone or continue the meeting without a vote on the other Proposals and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the Proposals. If it is necessary to adjourn the meeting, no notice of the adjourned Special Meeting is required to be given to stockholders other than an announcement at the meeting of the hour, date and place to which the meeting is adjourned.

Board of Directors' Recommendation

        The Company's Board of Directors recommends that stockholders vote "FOR" the proposal to grant management the authority to adjourn, postpone or continue the meeting.

 DIRECTORS' COMPENSATION

        Directors who are not employees of the Company receive fees for their services, and are reimbursed for expenses incurred in connection with their service as directors. Directors currently receive $1,000 for each Board meeting attended, $1,000 for each committee meeting other than the Audit Committee, $250 for each meeting of the Mortgage Oversight Committee, $250 for each meeting of the Investment Committee, and $250 for attending the meeting of the Bank's Loan Committee, consisting of one outside director (Barry B. Bondroff). The members of the Audit Committee currently receive $2,000 for each Audit Committee meeting attended. Directors receive no other compensation for attending meetings and receive no annual retainer.

        The following table provides information about the compensation paid to or earned by the Company's directors during 2009 who are not named executive officers (as defined below). Information regarding directors who are also named executive officers is presented in the Summary Compensation Table below.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Anirban Basu	16,000	—	16,000
Barry B. Bondroff	41,750	—	41,750
Edith B. Brown	6,000	—	6,000
John Brown, III	34,500	—	34,500
Robert L. Caret	32,000	—	32,000
Gregory A. Devou	33,000	—	33,000
John P. McDaniel	16,700	—	16,700
John J. Oliver, Jr.	18,000	—	18,000
Patricia L. Schmoke	10,000	—	10,000
Hector Torres	18,000	—	18,000
Michael R. Watson	28,000	—	28,000

(1)
The number of stock options outstanding for each director as of December 31, 2009, all of which are exercisable, are set forth in the table below:

Director	Stock Options
Anirban Basu	500
Barry B. Bondroff	15,150
John Brown, III	6,350
Robert L. Caret	1,950
Gregory A. Devou	600
John P. McDaniel	1,900
John J. Oliver, Jr.	7,150
Patricia L. Schmoke	6,100
Hector Torres	4,100
Michael R. Watson	11,850

 EXECUTIVE COMPENSATION

        The following table sets forth for the last two fiscal years the total remuneration for services in all capacities awarded to, earned by, or paid to the Company's CEO and the two other most highly compensated executive officers of the Company who served in such capacities at December 31, 2009. These three officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	All Other Compensation ($)		Total ($)
Edwin F. Hale, Sr.	2009	522,000	—	—	22,847	(3)	544,847
Chairman of Board	2008	557,000	—	11,900	24,442		593,342
Chief Executive Officer
George H. Mantakos	2009	247,500	—	—	16,830	(4)	264,330
Executive Vice President and	2008	257,000	11,666	5,950	21,468		296,084
President of the Bank
Mark A. Keidel(6)	2009	214,250	—	—	9,202	(5)	223,452
President and Chief Operating	2008	210,000	—	4,760	12,935		227,695
Officer of the Company/
Executive Vice President and Chief Operating Officer of the Bank

(1)
Messrs. Hale, Mantakos and Keidel also serve on the Board of Directors of the Company and the Bank but receive no director's fees for such service.

(2)
The Company calculates the value of stock and option awards using the provisions of Statement of Financial Accounting Standards No. 123R, "Accounting for Share-Based Payment". See Note 13 to the consolidated audited financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 regarding assumptions underlying valuation of equity awards.

(3)
For Mr. Hale in 2009 auto allowance—$5,657, imputed value of life insurance benefits under an endorsement split dollar arrangement—$2,724, Company paid premiums for long-term care insurance—$6,147, and security provided to Mr. Hale—$8,319.

(4)
For Mr. Mantakos in 2009: auto allowance—$7,020, imputed value of life insurance benefits under an endorsement split dollar arrangement—$4,560, Company paid premiums for long-term care insurance—$5,250.

(5)
For Mr. Keidel in 2009: auto allowance—$6,000, imputed value of life insurance benefits under an endorsement split dollar arrangement—$594, Company paid premiums for long-term care insurance—$2,608.

(6)
Until May 22, 2009, Mr. Keidel served as Executive Vice President and Chief Financial Officer of the Company and as Senior Vice President and Chief Financial Officer of the Bank.

Employment Arrangements and Agreements

        Each of the currently serving named executive officers of the Company is employed on an at-will basis and is entitled to an annual salary, to participate in the Company's incentive and equity compensation programs, and to participate in retirement, fringe and other benefits generally available to other officers and employees.

        Mr. Mantakos has entered into an employment agreement with the Company and the Bank dated May 1, 1995, pursuant to which Mr. Mantakos is employed as the President of the Bank. Pursuant to the agreement, Mr. Mantakos currently receives a salary which may be adjusted from time to time. Mr. Mantakos' current annual salary is $247,500. The agreement provides for an annual salary of $125,000, which may be adjusted on the anniversary date of the agreement to an amount to be approved by the Board of Directors. Mr. Mantakos is entitled to participate in any management bonus plans established by the Bank and to receive all benefits offered to employees. Mr. Mantakos will, at the discretion of the Chairman, have the opportunity to receive a bonus in a maximum amount of $20,000 per year. This bonus is factored in by the Compensation Committee in its consideration of compensation for Mr. Mantakos. The Compensation Committee is empowered to grant a larger bonus to Mr. Mantakos. Mr. Mantakos receives the use of an automobile provided by the Bank. The term of the Employment Agreement is one year, expiring May 1, 2010 and, if Mr. Mantakos is not provided with a notice of nonrenewal within 90 days of the expiration of the term, will automatically renew for one additional year, provided, however, that the Board of Directors of the Bank may terminate the agreement at any time. In the event of involuntary termination for reasons other than gross negligence, fraud or dishonesty, including in connection with a change in control (or in the event of the material diminution of or interference with Mr. Mantakos' duties, or a change of control of the Bank), the Bank is obligated to pay Mr. Mantakos his salary through the remaining term plus additional severance equal to the then current annual salary, but not less than $110,000. In such event, Mr. Mantakos is permitted to exercise all options, and warrants held by him, and the Company is obligated to purchase all of the common stock owned by Mr. Mantakos at the time of the involuntary termination and all of the common stock owned by him after he exercises all of his options.

        The salaries scheduled to be paid in 2010 to the Company's named executive officers are as follows: Mr. Hale, $522,000; Mr. Mantakos, $247,500; and Mr. Keidel, $235,000. The salaries for Messrs. Hale and Mantakos represent no increase to the salaries paid in 2009 while the increase in Mr. Keidel's salary reflects his new positions with the Company and the Bank. On March 5, 2009, the Compensation Committee determined not to institute a bonus plan for 2009 or to award any stock or options to the named executive officers for 2009. Otherwise, in addition to salaries to be paid in 2009, the named executive officers may also receive the types and amounts of compensation disclosed in the footnotes to the Summary Compensation Table and elsewhere in this proxy statement.

        The following table shows outstanding stock options held by the named executive officers at December 31, 2009. All options were granted at the then existing market price for a term of 10 years. No stock awards were outstanding at December 31, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END(1)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date
Edwin F. Hale, Sr.	10,000		5.625	03/08/10
	40,000		5.50	01/22/11
	50,000		10.45	01/16/12
	70,000		11.68	01/15/13
	60,000		17.77	01/24/15
	10,000	5,000	5.70	03/25/18
George H. Mantakos	5,000		5.625	03/08/10
	10,000		5.50	01/22/11
	15,000		10.45	01/16/12
	17,500		11.68	01/15/13
	22,500		17.77	01/24/15
	5,000	2,500	5.70	03/25/18
Mark A. Keidel	3,000		6.25	06/4/10
	5,000		5.50	01/22/11
	7,500		10.45	01/16/12
	12,500		11.68	01/15/13
	15,000		17.77	01/24/15
	4,000	2,000	5.70	03/25/18

(1)
All outstanding equity awards were issued under the Company's 1996, 1998, and 2002 stock option plans and 2004 long-term incentive plan. All awards vest upon a change in control of the Company or the Bank.

        No options were exercised by the named executive officers during 2009 and no shares of stock vested with respect to any named executive officer in 2009.

Potential Payments Upon Termination

        The Company has entered into Change in Control Agreements with Messrs. Hale, Mantakos and Keidel. The agreements provide for severance payments to these executives should a change in control result in an involuntary loss of employment, or a voluntary termination for "good reason." Under the agreements, an executive has grounds to terminate his employment for "good reason" following a material reduction in the authority, responsibilities, duties or scope of the executive's position from those that existed before the sale, a reduction in the executive's salary from the rate that existed before the sale, or a requirement that the executive relocate to an office that is more than 35 miles distant from the City of Baltimore. Under the agreements, Messrs. Hale and Mantakos, in addition to that under Mr. Mantakos' employment agreement, would be entitled to benefits equal to 2.99 times their base compensation and Mr. Keidel would be entitled to benefits equal to 1.99 times his base compensation. Base compensation means the sum of (i) the greater of (A) the executive's annual salary computed at the annual rate in effect immediately before payment change in control or (B) the amount paid to the executive during the 12-month period preceding the change in control plus (ii) the average bonus paid over the past three years under the Company's short-term incentive program. The Company and the Bank must apply for and receive the approval of the FRB and the FDIC, respectively, in order to make payments under these agreements.

Retirement Savings

        The Company maintains a defined contribution plan, which was established in 1997. The plan covers the Company's employees meeting a certain age and service eligibility requirements. The plan provides for cash deferrals qualifying under Section 401(k). Prior to 2009, the Company made matching contributions to the plan, consisting of a 50% matching for the first two percent contributed by the employee and 25% matching for the next four percent contributed by the employee. The matching contributions were suspended for 2009.

Other Benefits

Bank Owned Life Insurance

        The Company also offers pre- and post-retirement life insurance benefits to the Named Executive Officers in the form of a split dollar plan. In 2002, the Compensation Committee of the Bank recommended and approved a Group Term Carve Out Plan to provide pre- and post-retirement life insurance benefits to the senior officer group utilizing Bank Owned Life Insurance (BOLI), which is insurance on the lives of those officers. Each of the named executive officers is included within this group. Each BOLI policy is owned by the Bank, with a portion of the death benefit endorsed to the insured officer through a split dollar agreement. The pre-retirement current death benefits payable to the beneficiaries of Messrs. Hale, Mantakos and Keidel is an amount equal to 2.00 times their base annual salaries during their employment up to a maximum of $300,000, less $50,000, which is the amount of life insurance coverage provided under the Bank's group term life insurance plan. The post-retirement life insurance benefits for each of the named executive officers whose employment terminates for any reason other than for cause is an amount equal to 1.00 times the final base salary up to $100,000, subject to a pre-determined vesting schedule of attaining the normal retirement age of 62 or having completed five years of service with the Bank. The imputed benefits received by each of the named executive officers are set forth in the footnotes to the "All Other Compensation" column of the Summary Compensation Table.

Long Term Care Insurance

        The Company has obtained long-term care insurance for the CEO and other named executive officers. The benefit includes the payment by the Company of the annual premium for 10 years (provided the executive remains employed in good standing).

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDERS NOMINATIONS

        Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the proxy statement and voted on by the stockholders at the 2010 Annual Meeting of Stockholders was required to have submitted that proposal in writing, including all supporting materials, to the Company at its principal executive offices no later than December 4, 2009 and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant to the Company's Bylaws, if a stockholder intends to present a proposal for business to be considered at the 2010 Annual Meeting of Stockholders but does not seek inclusion of the proposal in the Company's proxy statement for such meeting, then the Company must have received the proposal no earlier than December 4, 2009 but no later than January 4, 2010 for it to have been considered timely received. If the notice of a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement and matters incident to the conduct of the meeting. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors. A representative of Stegman & Company, the Company's independent registered public accounting firm, is not expected to be present at the special meeting.

MISCELLANEOUS

        The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Laurel Hill Advisory Group, a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $6,500 plus reimbursement of expenses.

BY ORDER OF THE BOARD OF DIRECTORS
EUGENE A. FRIEDMAN Secretary

Baltimore, Maryland
January 13, 2010

 APPENDIX A

FIRST MARINER BANCORP
AMENDED AND RESTATED
2004 LONG-TERM INCENTIVE PLAN

1.     Establishment, Purpose, and Types of Awards

        First Mariner Bancorp (the "Company") establishes this First Mariner Bancorp 2004 Amended and Restated Long-Term Incentive Plan (the "Plan") for the purpose of attracting, retaining and motivating select employees, officers, directors, advisors, and consultants for the Company and its Affiliates and to provide incentives and awards for superior performance.

        The Plan permits the granting of the following types of awards ("Awards"), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares

        The Plan is not intended to affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future.

2.     Defined Terms

        Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.     Shares Subject to the Plan

        Subject to the provisions of Section 11 of the Plan, the maximum number of Shares that the Company may issue pursuant to Awards is 2,500,000. These Shares may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

        Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award.

4.     Administration

        (a)    General.    The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of a Committee, the Board shall function as the Committee for all purposes of the Plan.

        (b)    Committee Composition.    The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more managing directors or officers to make Awards to individuals who are not Reporting Persons. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

        (c)    Powers of the Committee.    Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

          (i)    to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, or SARs to be covered by each Award;

          (ii)   to determine, from time to time, the Fair Market Value of Shares;

          (iii)  to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

          (iv)  to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

          (v)   to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

          (vi)  in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company's rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

          (vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

        Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are managing directors, officers, or Employees of the Company or its Affiliates.

        (d)    Deference to Committee Determinations.    The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee's interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

        (e)    No Liability; Indemnification.    Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney's fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5.     Eligibility

        (a)    General Rule.    The Committee may grant ISOs only to Employees (including officers who are Employees), and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

        (b)    Grant of Awards.    Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

        (c)    Limits on Individual Awards.    At no time may the Options and SARs granted to any Participant under the Plan exceed 250,000 Shares, subject to adjustment pursuant to Section 11 below.

        (d)    Replacement Awards.    The Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may involve an Exercise Price that is lower (or higher) than the Exercise Price of the surrendered Option.

6.     Option Awards

        (a)    Types; Documentation.    The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence such grant in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

        (b)    ISO $100,000 Limitation.    To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

        (c)    Term of Options.    Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

        (d)    Exercise Price.    The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, subject to the following special rules:

          (i)    ISOs.    If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

          (ii)    Non-ISOs.    The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-ISO shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

          (iii)    Named Executives.    The per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date of an Option if (A) on such Grant Date, the Participant is subject to the limitations set forth in Section 162(m) of the Code, and (B) the grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.

          (iv)    Repricing.    The Committee may at any time unilaterally reduce the exercise price for any Option, but shall promptly provide a written notice to any Participant affected by the reduction.

        (e)    Exercise of Option.    The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

        (f)    Minimum Exercise Requirements.    An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

        (g)    Methods of Exercise.    Prior to its expiration pursuant to the terms of the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

          (i)    cash or check payable to the Company (in U.S. dollars);

          (ii)   other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

          (iii)  a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant's broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

          (iv)  any combination of the foregoing methods of payment.

        The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

        (h)    Termination of Continuous Service.    The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

        The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

          (i)    Termination other than Upon Disability or Death or for Cause.    In the event of termination of a Participant's Continuous Service (other than as a result of Participant's death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (ii)    Disability.    In the event of termination of a Participant's Continuous Service as a result of his or her "disability" within the meaning of Section 22(e)(3) of the Code, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iii)    Retirement.    In the event of termination of a Participant's Continuous Service as a result of Participant's retirement, the Participant shall have the right to exercise the Option at any time following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination through the expiration date of the option.

          (iv)    Death.    In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant's Continuous Service, the Option may be exercised, at any time following the date of the Participant's death, through the date of expiration by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant's Continuous Service terminated.

          (v)    Cause.    If the Committee determines that a Participant's Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

7.     Share Appreciate Rights (SARs)

        (a)    Grants.    The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

          (i)    SARs related to Options.    The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

          (ii)    SARs Independent of Options.    The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

          (iii)    Limited SARs.    The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company's shareholders generally in connection with the event.

        (b)    Exercise Price.    The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in paragraphs (iii) and (iv) of Section 6(d) hereof.

        (c)    Exercise of SARs.    Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

        (d)    Effect on Available Shares.    To the extent that an SAR is exercised, only the actual number of delivered Shares (if any) will be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the SAR and the related Option of the Participant will, however, be reduced by the number of underlying Shares as to which the exercise relates, unless the Award Agreement otherwise provides.

        (e)    Payment.    Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying—

          (i)    the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

          (ii)   the number of Shares with respect to which the SAR has been exercised.

        Notwithstanding the foregoing, an SAR granted independently of an Option may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence.

        (f)    Form and Terms of Payment.    Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

        (g)    Termination of Employment or Consulting Relationship.    The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant's Continuous Service.

        (h)    Repricing and Buy-out.    The Committee has the same discretion to reprice SARs as it has to take such actions with respect to Options.

8.     Restricted Shares

        (a)    Grants.    The Committee may in its discretion grant restricted shares ("Restricted Shares") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any) and the terms upon which the Restricted Shares may become vested. The Committee may condition any Award of Restricted Shares to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions.

        (b)    Vesting and Forfeiture.    The Committee shall set forth in an Award Agreement granting Restricted Shares, the terms and conditions under which the Participant's interest in the Restricted Shares will become vested. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant's Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

        (c)    Issuance of Restricted Shares Prior to Vesting.    The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

        (d)    Issuance of Shares upon Vesting.    As soon as practicable after vesting of a Participant's Restricted Shares and the Participant's satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested

Restricted Share, unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

        (e)    Dividends payable on Vesting.    Whenever Shares are issued to a Participant or duly-authorized transferee under Section 8(d) above pursuant to the vesting of Restricted Shares, such Participant or duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

        (f)    Deferral Elections.    At any time within the calendar year in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the ERISA) receives an Award of either Restricted Shares, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above. Notwithstanding the foregoing, Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

9.     Taxes

        (a)    General.    As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the person who succeeds to the Participant's rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for applicable tax purposes, including payroll taxes.

        (b)    Default Rule for Employees.    In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

        (c)    Special Rules.    In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 9, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the "Tax Date").

        (d)    Surrender of Shares.    If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 9, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

10.   Non-Transferability of Awards

        (a)    General.    Except as set forth in this Section 10, or as otherwise approved by the Committee for a select group of management or highly compensated Employees, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a disabled Participant, or a transferee permitted by this Section 10.

        (b)    Limited Transferability Rights.    Notwithstanding anything else in this Section 10, the Committee may in its discretion provide that an Award may be transferred by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to charitable institutions, the Participant's "Immediate Family" (as defined below), on such terms and conditions as the Committee deems appropriate. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

11.   Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

        (a)    Changes in Capitalization.    The Committee may equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.

        (b)    Dissolution or Liquidation.    In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the discretion of the Committee to exercise any discretion authorized in the case of a Change in Control.

        (c)    Change in Control.    In the event of a Change in Control, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does not agree to assume the Award or to substitute a substantially equivalent award, in which event such Award shall terminate upon the consummation of the transaction; provided, however, that to the extent outstanding Awards are neither being assumed nor replaced with substantially equivalent Awards by the Successor Corporation, the Committee shall have the discretion and authority to provide that with respect to such Awards, that:

          (i)    the vesting of such Awards shall accelerate so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested, and provide that any repurchase right of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right; and

          (ii)   the Company or Successor Corporation shall pay cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards.

        Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination.

        For purposes of this Section 11(c), an Award shall be considered assumed, without limitation, if each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of Shares or other property, cash or securities as such holder would have been entitled to receive upon the consummation of the transaction if the holder had been, immediately prior to such consummation, the holder of the number of Shares covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in this Section 11); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Committee may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Shares in the transaction.

        (d)    Certain Distributions.    In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Shares covered by each outstanding Award to reflect the effect of such distribution.

12.    Time of Granting Awards.    The date of grant ("Grant Date") of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant's employment relationship with the Company.

13.   Modification of Awards and Substitution of Options.

        (a)    Modification, Extension, and Renewal of Awards.    Within the limitations of the Plan, the Committee may modify an Award, accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), accelerate the vesting of any Award, extend or renew outstanding Awards, or accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof. The foregoing notwithstanding, no modification of an outstanding Award shall materially and adversely affect such Participant's rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to unilaterally make the modification.

        (b)    Substitution of Options.    Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new Option does not give persons additional benefits, including any extension of the exercise period.

14.    Term of Plan.    The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 18 below, unless the Plan is sooner terminated under Section 15 below.

15.    Amendment and Termination of the Plan.

        (a)    Authority to Amend or Terminate.    Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

        (b)    Effect of Amendment or Termination.    No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 11 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

16.    Conditions Upon Issuance of Shares.    Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

17.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18.    Effective Date.    This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company's shareholders for approval, and if not approved by the shareholders within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval and no Shares shall be distributed before such approval.

19.    Controlling Law.    All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of Maryland, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

20.   Laws And Regulations.

        (a)    U.S. Securities Laws.    This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws prior to the delivery of such Shares, the Committee may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

        (b)    Other Jurisdictions.    To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Committee may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

21.    No Shareholder Rights.    Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of entry of their name with respect to such Shares in the Company's Registry of Members in accordance with the Company's Memorandum and Articles of Association. Prior to the issuance of Shares pursuant to an Award (as evidenced by the entry of the Participant's name with respect to such Shares in the Company's Registry of Members in accordance with the Company's Memorandum and Articles of Association), a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

22.    No Employment Rights.    The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant's right or the Company's right to terminate the Participant's employment, service, or consulting relationship at any time, with or without Cause.

 FIRST MARINER BANCORP
2004 LONG-TERM INCENTIVE PLAN

Appendix A: Definitions

        As used herein, the following definitions shall apply:

        "Affiliate" means any entity, including any "parent corporation" or "subsidiary corporation" within the meaning of Section 424 of the Code, which together with the Company is under common control within the meaning of Section 414 of the Code.

        "Applicable Law" means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and Maryland state laws, the Code, any applicable stock exchange rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

        "Award" means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, and a Restricted Share, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

        "Award Agreement" means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason, including different documents as may be appropriate or applicable for particular locations and countries.

        "Board" means the Board of Directors of the Company.

        "Cause" for termination of a Participant's Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant's willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) the Participant's commission of any material act of fraud, embezzlement, dishonesty or any other willful misconduct; (iii) material unauthorized use or disclosure by the Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful and material breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Committee, and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

        "Change in Control" means a change in control of more than 50 per cent of any class of the outstanding common stock of the Company.

        "Code" means the U.S. Internal Revenue Code of 1986, as amended.

        "Committee" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are "outside directors" within the meaning of Section 162(m) of the Code.

        "Company" means First Mariner Bancorp, a Maryland corporation.

        "Consultant" means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

        "Continuous Service" means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

        "Director" means a member of the Board, or a member of the board of directors of an Affiliate.

        "Eligible Person" means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

        "Employee" means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means, as of any date (the "Determination Date") means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the "Exchange"), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

        "Grant Date" has the meaning set forth in Section 12 of the Plan.

        "Incentive Share Option or ISO" hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

        "Involuntary Termination" means termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

        "Non-ISO" means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

        "Option" means any stock option granted pursuant to Section 6 of the Plan.

        "Participant" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

        "Plan" means this First Mariner Bancorp 2004 Long-term Incentive Plan.

        "Reporting Person" means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

        "Restricted Shares" mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

        "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

        "SAR" or "Share Appreciation Right" means Awards granted pursuant to Section 7 of the Plan.

        "Share" means an ordinary voting share of the Company, as adjusted in accordance with Section 13 of the Plan.

        "Ten Percent Holder" means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

0 14475 FIRST MARINER BANCORP SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card. The undersigned hereby appoints Dennis Finnegan and Eugene A. Friedman, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of First Mariner Bancorp (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Special Meeting"), to be held at the CLARENCE "DU" BURNS ARENA, 1301 South Ellwood Avenue, Baltimore, Maryland, on Friday, February 12, 2010 at 7:00 a.m., local time, and at any and all adjournments thereof. Should the undersigned be present and elect to vote at the special meeting or at any adjournment thereof and after notification to the Secretary of the Company at the special meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement dated January 13, 2010. (Continued and to be signed on the reverse side.)

SPECIAL MEETING OF STOCKHOLDERS OF FIRST MARINER BANCORP February 12, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08777 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. The approval of an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 20,000,000 to 75,000,000. 2. The approval of an amendment to the Company's Articles of Incorporation to grant the Board of Directors the authority to affect a reverse stock split of the Company's outstanding common shares. 3. The approval of an amendment to the Company's 2004 Long Term Incentive Plan to increase the number of shares of common stock that may be issued under the Plan. 4. To grant management the authority to adjourn the special meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS LISTED BELOW. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE LISTED PROPOSALS AND MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS #1, #2, #3 AND #4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00030303030000000000 6 021210

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON FEBRUARY 12, 2010.
INFORMATION ABOUT VOTING
STOCK OWNERSHIP
ITEMS TO BE VOTED UPON BY STOCKHOLDERS
  PROPOSAL 1—APPROVAL OF INCREASE OF AUTHORIZED SHARES
  PROPOSAL 2—AUTHORIZE BOARD OF DIRECTORS TO AFFECT A REVERSE STOCK SPLIT
  PROPOSAL 3—APPROVAL OF INCREASE OF SHARES ISSUABLE UNDER 2004 LONG TERM INCENTIVE PLAN
  PROPOSAL 4.—GRANT MANAGEMENT THE AUTHORITY TO ADJOURN THE SPECIAL MEETING IF THERE ARE INSUFFICIENT VOTES TO APPROVE THE FOREGOING PROPOSALS
DIRECTORS' COMPENSATION
EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END(1)
SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDERS NOMINATIONS
OTHER MATTERS
MISCELLANEOUS
  APPENDIX A
FIRST MARINER BANCORP AMENDED AND RESTATED 2004 LONG-TERM INCENTIVE PLAN
FIRST MARINER BANCORP 2004 LONG–TERM INCENTIVE PLAN—DEFINITIONS